UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Aviat Networks, Inc.
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Your **Vote** Counts!

AVIAT NETWORKS, INC.

2025 Annual Meeting

Vote by November 04, 2025

11:59 PM ET

AVIAT NETWORKS, INC.
200 PARKER DR.
SUITE C100A
AUSTIN, TX 78728

You invested in AVIAT NETWORKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 05, 2025.**

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 05, 2025
12:30 PM CST

Virtually at:
www.virtualshareholdermeeting.com/AVNW2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	John Mutch	For
1b.	Laxmi Akkaraju	For
1c.	Scott Halliday	For
1d.	Bryan Ingram	For
1e.	Michele Klein	For
1f.	Peter Smith	For
1g.	Bruce Taten	For
2.	Ratification of the appointment by the Audit Committee of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2026.	For
3.	Advisory, non-binding vote to approve the Company's named executive officer compensation.	For
4.	Approval of Third Amended and Restated 2018 Incentive Plan of the Company.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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